EXHIBIT 10.3
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of August 8, 2006, among ALLIS-CHALMERS ENERGY INC., a Delaware corporation, as borrower (the “Borrower”), the undersigned Guarantors (collectively, the “Guarantors”), ROYAL BANK OF CANADA, as Administrative Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacity, the “Administrative Agent”) and the undersigned Lenders.
     Reference is made to the Amended and Restated Credit Agreement dated as of January 18, 2006 among Borrower, the Administrative Agent and the Lenders parties thereto (as amended, the “Credit Agreement”). Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all section and schedule references herein are to sections and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Amendment.
RECITALS
     A. Subsequent to the execution of the Credit Agreement and pursuant to a Certificate of Merger dated February 3, 2006 and filed with the Louisiana Secretary of State on February 8, 2006, a Wholly-Owned Subsidiary of the Borrower, Delta Rental Service, Inc., a Louisiana corporation, which executed a Guaranty and Security Agreement securing the Obligations, was merged with and into another Wholly-Owned Subsidiary of the Borrower, Specialty Rental Tools, Inc., a Louisiana corporation (“Specialty Rental Tools”), which executed a Guaranty and Security Agreement securing the Obligations.
     B. Subsequent to the execution of the Credit Agreement and pursuant to a Certificate of Merger dated February 3, 2006 and filed with the Texas Secretary of State on February 8, 2006, Specialty Rental Tools was merged with and into another Wholly-Owned Subsidiary of the Borrower, Safco-Oil Field Products, Inc., a Texas corporation (“Safco”), which executed a Guaranty and Security Agreement securing the Obligations. Pursuant to Amended and Restated Articles of Incorporation of Safco dated February 3, 2006 and filed with the Texas Secretary of State on February 9, 2006, Safco changed its name to Allis-Chalmers Rental Tools, Inc.
     C. Subsequent to the execution of the Credit Agreement and pursuant to Articles of Merger dated February, 2006 and filed with the Texas Secretary of State on February 15, 2006, a Wholly-Owned Subsidiary of the Borrower, Downhole Injection Systems, LLC, a Texas limited liability company, which executed a Guaranty and Security Agreement securing the Obligations, was merged with and into another Wholly-Owned Subsidiary of the Borrower, Capcoil Tubing Services, Inc., a Texas corporation (“Capcoil”), which executed a Guaranty and Security Agreement securing the Obligations. Pursuant to Amended and Restated Articles of Incorporation of Capcoil dated February, 2006 and filed with the Texas Secretary of State on February 15, 2006, Capcoil changed its name to Allis-Chalmers Production Services, Inc.
     D. Subsequent to the execution of the Credit Agreement, the Borrower acquired 100% of the common stock of Rogers Oil Tool Services, Inc., a Louisiana corporation (“ROTS”). The Lenders have consented to such acquisition and to the Borrower’s issuance of common stock and the giving of a promissory note in partial payment of the purchase price of ROTS and to Borrower’s entering into a non-

First Amendment to Allis-Chalmers
Energy Amended and Restated Credit Agreement

competition agreement and lease of certain real property in connection therewith pursuant to a Consent and Waiver from the Lenders dated March 27, 2006.
     E. Subsequent to the date of the Credit Agreement, the Borrower has formed two wholly owned limited liability company subsidiaries, Allis-Chalmers GP, LLC, a Delaware limited liability company (“AC GP”), and Allis-Chalmers LP, LLC, a Delaware limited liability company (“AC LP”). The Borrower has also formed Allis-Chalmers Management LP, a Texas limited partnership (“AC Management”). AC GP is the sole general partner of AC Management. AC LP is the sole limited partner of AC Management.
     F. The Borrower has requested certain amendments to the Credit Agreement in connection with Borrower’s acquisition of 100% of the capital stock of DLS Drilling Logistics and Services Corp., a British Virgin Islands corporation (“DLS”), and certain equity and debt issuances by the Borrower to finance Borrower’s purchase of DLS.
     G. All of the Lenders and Borrower have agreed to amend the Credit Agreement as hereinafter set forth.
     Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:
     Paragraph 1. Amendments. Effective as of the Amendment Date, the Credit Agreement is amended as follows:
     1.1 Definitions. Section 1.01 of the Credit Agreement is amended as follows:
     (a) Each of the following definitions is amended in its entirety to read as follows:
     “‘Agreement’ means this Credit Agreement as amended by the First Amendment.”
     “‘Consolidated Senior Debt’ means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, without duplication, the sum of (a) the Outstanding Amount of all Revolving Loans and L/C Obligations, (b) all secured Indebtedness owing by Borrower or any Loan Party permitted under Section 7.04, and (c) the Outstanding Amount of all obligations owed to Lenders under Lender Hedging Agreements.”
     “‘Letter of Credit Sublimit’ means an amount equal to the lesser of (i) the Aggregate Revolving Commitment and (ii) $15,000,000; provided that the $15,000,000 amount shall be reduced dollar for dollar (but not below $5,000,000) to the extent (a) Letters of Credit are no longer necessary to secure the Indebtedness described in clauses (1) and (2) of Section 6.12(iv), or (b) replacement letters of credit have been issued in Argentina by a local letter of credit issuer or (c) such Indebtedness has been refinanced locally in Argentina.”
     “‘Senior Unsecured Notes’ means the senior notes due 2014 of the Borrower issued pursuant to that certain Indenture among the Borrower, its Subsidiaries party thereto and Wells Fargo Bank, N.A., as trustee, dated January 18, 2006 consisting of (i) those senior notes in the original principal amount of $160,000,000 issued on January 18, 2006 and (ii) those additional senior notes in an original principal amount no greater than $95,000,000 issued to partially finance the DLS Acquisition.”

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Energy Amended and Restated Credit Agreement

     “‘Triggering Sale’ means receipt of any Insurance Payment and any Disposition (including sales of stock or other equity interests of Subsidiaries) (other than a Disposition permitted by Section 7.07(a), (b) or (c)) by any Loan Party to any other Person (other than to the Borrower or to a Wholly-Owned Domestic Subsidiary of the Borrower) with respect to which the Net Cash Proceeds realized by any Loan Party for such Disposition and from any Insurance Payments, when aggregated with the Net Cash Proceeds from all such other Dispositions by the Loan Parties occurring since the First Amendment Closing Date and all Insurance Payments received by the Loan Parties since the First Amendment Closing Date, equals or exceeds the Threshold Amount. The portion of the Net Cash Proceeds in excess of the Threshold Amount is herein called the “Reduction Amount.”
     (b) The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:
     “‘Amendment Date’ means the date the First Amendment by its terms becomes effective among the parties thereto.”
     “‘Argentina CapEx’ means Capital Expenditures by DLS or any of its Subsidiaries for the purchase of equipment or fixed or capital assets intended for use in, or actually used in, Argentina or Bolivia.”
     “‘DLS’ means DLS Drilling Logistics and Services Corp., a British Virgin Islands corporation.”
     “‘DLS Acquisition’ means the acquisition by the Borrower of 100% of the capital stock of DLS pursuant to that certain Stock Purchase Agreement among Bridas International Holdings Ltd., a British Virgin Islands international business company, Bridas Central Company, Ltd., a British Virgin Islands international business company, Associated Petroleum Investors Limited, a British Virgin Islands international business company, as sellers, and Borrower, as buyer.”
     “‘First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement dated as of August 8, 2006, among the Borrower, the Guarantors, Royal Bank of Canada, as Administrative Agent and Collateral Agent, and the Lenders.”
     1.2 Section 2.04. Section 2.04 of the Credit Agreement is amended as follows:
     (a) Section 2.04(b)(iii) of the Credit Agreement is amended in its entirety to read as follows:
     “(iii) Debt Issuances. Immediately upon the receipt by Borrower or any Loan Party of the Net Cash Proceeds of any Debt Issuance (excluding Borrower’s receipt of Net Cash Proceeds from the issuance of the Senior Unsecured Notes), the Borrower shall prepay the Revolving Loans and/or Cash Collateralize the L/C Obligations as hereafter provided in an aggregate amount equal to 100% of such Net Cash Proceeds (such prepayment to be applied as set forth in clause (v) below).”

First Amendment to Allis-Chalmers
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     (b) Section 2.04(b)(iv) of the Credit Agreement is amended in its entirety to read as follows:
     “(iv) Equity Issuances. Immediately upon the receipt by the Borrower of the Net Cash Proceeds of any Equity Issuance, the proceeds of which are not used to finance either a Permitted Acquisition or the DLS Acquisition, the Borrower shall prepay the Revolving Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to 100% of such Net Cash Proceeds (such prepayment to be applied as set forth in clause (v) below). Net Cash Proceeds of any Equity Issuance, the proceeds of which are used to finance either a Permitted Acquisition or the DLS Acquisition, shall not be required to be used to prepay the Revolving Loans and/or Cash Collateralize the L/C Obligations. Whether Net Cash Proceeds of any Equity Issuance are used for a Permitted Acquisition, the DLS Acquisition or another type of acquisition, if such acquisition would be subject to Section 6.15, the Borrower shall comply with the requirements of Section 6.15.”
     1.3 Section 6.12. Section 6.12 of the Credit Agreement is amended in its entirety to read as follows:
     “6.12 Use of Proceeds. Use proceeds of the Revolver Facility to (i) refinance the Indebtedness outstanding under the Original Credit Agreement, (ii) refinance certain other Indebtedness of Borrower and/or its Subsidiaries outstanding on the First Amendment Closing Date, (iii) finance working capital requirements and other general corporate purposes of the Borrower and its Domestic Subsidiaries, including Permitted Acquisitions, (iv) issue Letters of Credit including (1) a Letter of Credit of up to $9,100,000 to secure Indebtedness of DLS owing to US Bank National Association and (2) a Letter of Credit of up to $2,269,864 to secure a customs duty guarantee issued by Banco Bisa, (v) pay transaction fees and expenses, and (vi) make loans to DLS and/or have Letters of Credit issued for DLS or DLS’ Subsidiaries in an aggregate amount at any one time not to exceed $5,000,000 to fund local operations or Argentina CapEx.”
     1.4 Section 7.01. Section 7.01 of the Credit Agreement is amended by deleting the word “and” at the end of clause (k), substituting for the period at the end of clause (l) a semicolon and inserting the following new subsections (m), (n), (o) and (p) to read as follows:
     “(m) Liens securing Indebtedness of DLS to Borrower of up to $19,100,000 to refinance Indebtedness owing by DLS to Hudson Global permitted under Section 7.04(h);
     (n) Liens securing unlimited intercompany Indebtedness between DLS and DLS’ Subsidiaries, including both “due to” and “due from” intercompany loans and receivables between DLS and DLS’ Subsidiaries permitted under Section 7.04(i);
     (o) Liens securing Indebtedness of up to $9,100,000 owing by DLS’ Argentina Branch to US Bank National Association and Indebtedness of up to $9,100,000 owing by DLS and/or DLS’ Subsidiaries owing to local lenders in Argentina incurred to refinance the $9,100,000 Indebtedness owing by DLS’ Argentina Branch to US Bank National Association permitted under Section 7.04(j); and
     (p) Liens on assets of DLS and DLS’ Subsidiaries securing Indebtedness of up to $10,000,000 owing by DLS and/or DLS’ Subsidiaries to local lenders in Argentina

First Amendment to Allis-Chalmers
Energy Amended and Restated Credit Agreement

incurred to fund local operations and/or Argentina CapEx permitted under Section 7.04(l).”
     1.5 Section 7.02. Section 7.02 of the Credit Agreement is amended as follows:
     (a) Section 7.02(e) of the Credit Agreement is amended in its entirety to read as follows:
     “(e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business to Persons other than Affiliates of the Borrower, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;”
     (b) Section 7.02(g) of the Credit Agreement is amended in its entirety to read as follows:
     “(g) Investments consisting of (i) the acquisition of 100% of the capital stock of Specialty Rental Tools, Inc., (ii) the acquisition of 100% of the capital stock of Rogers Oil Tool Services, Inc., (iii) the acquisition of 100% of the capital stock of DLS and (iv) other Investments made by issuance of Borrower’s Equity Interest; provided any Investment described in clause (iv) has been approved in writing by the Administrative Agent;
     (c) Section 7.02 of the Credit Agreement is amended by substituting for the period at the end of clause (h) a semicolon and inserting the following new subsections (i), (j), (k), (l) and (m) to read as follows:;
     “(i) Investments consisting of Borrower’s lending up to $19,100,000 to DLS to refinance existing Indebtedness owing by DLS to Hudson Global;
     (j) Investments consisting of unlimited intercompany Indebtedness between DLS and DLS’ Subsidiaries, including both “due to” and “due from” intercompany loans and receivables between DLS and DLS’ Subsidiaries;
     (k) Investments consisting of Borrower’s and Guarantors’ being liable for up to $9,100,000 in connection with a Letter of Credit to be issued by the L/C Issuer under this Agreement to secure Indebtedness of up to $9,100,000 owing by DLS’ Argentina Branch to US Bank National Association, such Letter of Credit to be substituted for and replace an existing letter of credit issued by JPMorgan Chase Bank;
     (l) Investments consisting of Borrower’s and Guarantors’ being liable in connection with a Letter of Credit to be issued by the L/C Issuer under this Agreement to secure a customs duty guarantee issued by Banco Bisa for the benefit of DLS’ Argentina Branch; and
     (m) other Investments by Borrower (including monies funded under this Agreement and lent to DLS and DLS’ Subsidiaries and Letters of Credit issued under this Agreement to secure obligations of DLS and DLS’ Subsidiaries) in DLS and/or DLS’ Subsidiaries in an aggregate amount at any one time not to exceed $5,000,000 (such $5,000,000 limit to be applicable to all Investments described in this clause (m), whether or not funded or issued under this Agreement).”

First Amendment to Allis-Chalmers
Energy Amended and Restated Credit Agreement

     1.6 Section 7.04. Section 7.04 of the Credit Agreement is amended by deleting the word “and” at the end of clause (f), substituting for the period at the end of clause (g) a semicolon and inserting the following new subsections (h), (i), (j), (k), (l), (m) and (n) and the proviso at the end to read as follows:
     “(h) Indebtedness of Borrower to Tommie L. Rogers of $750,000 to partially finance the acquisition of Rogers Oil Tool Services, Inc.;
     (i) Indebtedness of $150,000 for non-competition payments payable $50,000 per year for three years beginning on the date Tommie L. Rogers’ employment with the Borrower terminates;
     (j) Indebtedness of DLS to Borrower of up to $19,100,000 to refinance Indebtedness owing by DLS to Hudson Global;
     (k) unlimited intercompany Indebtedness between DLS and DLS’ Subsidiaries, including both “due to” and “due from” intercompany loans and receivables between DLS and DLS’ Subsidiaries;
     (l) Indebtedness of up to $9,100,000 owing by DLS’ Argentina Branch to US Bank National Association and Indebtedness of up to $9,100,000 owing by DLS and/or DLS’ Subsidiaries owing to local lenders in Argentina incurred to refinance the $9,100,000 Indebtedness owing by DLS’ Argentina Branch to US Bank National Association;
     (m) Indebtedness of up to $2,269,864 owing by DLS in connection with an Argentina customs duty guarantee issued by Banco Bisa for the benefit of DLS’ Argentina Branch; and
     (n) Indebtedness of up to $10,000,000 owing by DLS and/or DLS’ Subsidiaries owing to local lenders in Argentina incurred to fund local operations and/or Argentina CapEx; provided, such Indebtedness may not be guaranteed by Borrower or any of its Subsidiaries (other than DLS and DLS’ Subsidiaries) or secured by any assets of Borrower or any of its Subsidiaries (other than DLS and DLS’ Subsidiaries) but such Indebtedness may be secured by Liens on assets of DLS and DLS’ Subsidiaries;
     provided, that if any Indebtedness is incurred pursuant to this Section 7.04, both before and after such Indebtedness is created, incurred or assumed, no Default or Event of Default shall exist.”
     1.7 Section 7.05. Section 7.05 of the Credit Agreement is amended by deleting the figure “$500,000” and substituting therefor the figure “$5,000,000.”
     1.8 Section 7.14. Section 7.14 of the Credit Agreement is amended in its entirety to read as follows:
     “Section 7.14 Capital Expenditures. Make or incur capital expenditures of the type and for the relevant Fiscal Year exceeding in the aggregate the amounts set forth below:

First Amendment to Allis-Chalmers
Energy Amended and Restated Credit Agreement

	Borrower Capital
	Expenditure (excluding
	Argentina CapEx but
	including Mexico
Fiscal Year	CapEx)	Mexican CapEx	Argentina CapEx
2006	$22,000,000	$6,000,000	$7,000,000

2007	$15,000,000	$3,000,000	$18,000,000

2008	$15,000,000	$3,000,000	$10,000,000

2009	$15,000,000	$3,000,000	$10,000,000

2010	$15,000,000	$3,000,000	$10,000,000
     Paragraph 2. Effective Date. This Amendment shall not become effective until the date (such date, the “Amendment Date”) the Administrative Agent receives all of the agreements, documents, certificates, instruments, and other items described below:
     (a) this Amendment, executed by the Borrower, the Guarantors, and each other Lender;
     (b) a Second Amendment to Pledge and Security Agreement executed by Borrower;
     (c) a First Amendment to Pledge and Security Agreement executed by Allis-Chalmers Production Services, Inc., f/k/a Capcoil Tubing Services, Inc., successor by merger to Downhole Injection Systems, LLC;
     (d) a First Amendment to Pledge and Security Agreement executed by Allis-Chalmers Rental Tools, Inc., f/k/a Safco-Oil Field Products, Inc., successor by merger to Specialty Rental Tools, Inc. and Delta Rental Service, Inc.;
     (e) Pledge and Security Agreement executed by Allis-Chalmers GP, LLC;
     (f) Pledge and Security Agreement executed by Allis-Chalmers LP, LLC;
     (g) Pledge and Security Agreement executed by Allis-Chalmers Management, LP;
     (h) Pledge and Security Agreement executed by Rogers Oil Tool Services, Inc.;
     (i) Patent Security Agreement executed by Borrower;
     (j) Guaranty executed by Rogers Oil Tool Services, Inc.;
     (k) stock certificate evidencing 100% of the common stock of Allis-Chalmers Production Services, Inc.;

First Amendment to Allis-Chalmers
Energy Amended and Restated Credit Agreement

     (l) stock certificate evidencing 100% of the common stock of Allis-Chalmers Rental Tools, Inc.;
     (m) stock certificate evidencing 100% of the common stock of Allis-Chalmers Tubular Services, Inc.;
     (n) stock certificate evidencing 100% of the common stock of Rogers Oil Tool Services, Inc.;
     (o) stock certificate evidencing 65% of the common stock of DLS Drilling Logistics and Services Corp.;
     (p) from the Borrower, ACPS, ACRT, ACTS, AC GP, AC LP, AC Management and ROTS, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may require, certifying (i) resolutions of its board of directors, managers or members (or their equivalent) authorizing the execution and performance of this Amendment and the other Loan Documents which such Person is executing in connection herewith, (ii) the incumbency and signature of the officer executing such documents, and (iii) no change in such Person’s organizational documents since January 18, 2006 or attaching copies of any changes since that date;
     (q) satisfactory evidence that a $25,000 amendment fee has been paid to the Administrative Agent for the pro rata benefit of each Lender;
     (r) fees and expenses required to be paid pursuant to Paragraph 5 of this Amendment, to the extent invoiced prior to the Amendment Date;
     (s) such other assurances, certificates, documents and consents as the Administrative Agent may require.
     The continued effectiveness of this Amendment is also subject to the condition subsequent that by 5:00 p.m. New York time on August 16, 2006 the DLS Acquisition shall have closed and the Debt Issuance and Equity Issuance related thereto shall have been consummated.
     Paragraph 3. Acknowledgment and Ratification. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the Borrower and the Guarantors (i) consents to the agreements in this Amendment, (ii) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, and all rights thereunder are hereby ratified and confirmed.
     Paragraph 4. Representations. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the Borrower and the Guarantors represents and warrants to the Administrative Agent and the Lenders that as of the Amendment Date and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.
     Paragraph 5. Expenses, Funding Losses. The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery,

First Amendment to Allis-Chalmers
Energy Amended and Restated Credit Agreement

and execution of this Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.
     Paragraph 6. Miscellaneous. This Amendment is a “Loan Document” referred to in the Credit Agreement. The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under Texas law and applicable federal law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.
     Paragraph 7. Entire Agreement. This amendment represents the final agreement between the parties about the subject matter of this amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
     Paragraph 8. Parties. This Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the other Lenders, and their respective successors and assigns.
     Paragraph 9. Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Agreement.
     The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.
Remainder of Page Intentionally Blank
Signature Pages to Follow.

First Amendment to Allis-Chalmers
Energy Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER: ALLIS-CHALMERS ENERGY INC., a Delaware corporation, as Borrower
By:	/s/ Victor M. Perez
Victor M. Perez
Chief Financial Officer

Signature Page 1

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Energy Amended and Restated Credit Agreement

GUARANTORS:

AirComp L.L.C.
By:	/s/ Victor M. Perez
Victor M. Perez
Chief Financial Officer

Allis-Chalmers Tubular Services, Inc., f/k/a Jens’ Oil Field Service, Inc.
By:	/s/ Victor M. Perez
Victor M. Perez
Chief Financial Officer

Strata Directional Technology, Inc.
By:	/s/ Victor M. Perez
Victor M. Perez
Chief Financial Officer

Mountain Compressed Air, Inc.
By:	/s/ Theodore F. Pound, III
Theodore F. Pound, III
Vice President and Secretary

Allis-Chalmers Rental Tools, Inc., f/k/a Safco-Oil Field Products, Inc., successor by merger to Specialty Rental Tools, Inc, and Delta Rental Service, Inc.
By:	/s/ Victor M. Perez
Victor M. Perez
Chief Financial Officer

Allis-Chalmers Production Services, Inc., f/k/a Capcoil Tubing Services, Inc., successor by merger to Downhole Injection Systems, LLC
By:	/s/ Victor M. Perez
Victor M. Perez
Chief Financial Officer

Target Energy Inc.
By:	/s/ Theodore F. Pound, III
Theodore F. Pound, III
Vice President and Secretary

OilQuip Rentals Inc.
By:	/s/ Theodore F. Pound, III
Theodore F. Pound, III
Vice President and Secretary

Signature Page 2

First Amendment to Allis-Chalmers
Energy Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent
By:	/s/ David Wheatley
Name:	David Wheatley
Title:	Manager, Agency

L/C ISSUER AND LENDER: ROYAL BANK OF CANADA, as a Lender and L/C Issuer
By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

Signature Page 3

First Amendment to Allis-Chalmers
Energy Amended and Restated Credit Agreement

LENDER: CATERPILLAR FINANCIAL SERVICES CORPORATION, as Lender
By:	/s/ Michael M. Ward
Name:	Michael M. Ward
Title:	Business Underwriter

Signature Page 4

First Amendment to Allis-Chalmers
Energy Amended and Restated Credit Agreement

LENDER: COMMERCEBANK, as a Lender
By:	/s/ Francisco Rivero
Name:	Francisco Rivero
Title:	Senior Vice President

By:	/s/ Lance Shervin Ramesh
Name:	Lance Shervin Ramesh
Title:	Vice President — U.S. Oil & Gas Banking

Signature Page 5

First Amendment to Allis-Chalmers
Energy Amended and Restated Credit Agreement

SCHEDULE 5.05
EXISTING INDEBTEDNESS
($ in 000’s)
as of the Amendment Date

9.0% Senior Notes—original	160,000
Additional Senior Notes	80,000
Other Indebtedness:
Capcoil Non-Compete	220
Jens’ Non-Compete	103
Mountain Air Seller Note	150
N/P to former A-C Directors	33
Safco Non-Compete	100
Caterpillar Financial Notes	2,820
Rogers’ Seller’s Note	750
Rogers’ Non-Compete	150
DLS Argentina Branch/US Bank Debt	9,100
DLS/Banco Bisa	2,200
Insurance Financed	1,398
TOTAL	257,024
Supplemental Schedule 5.05

First Amendment to Allis-Chalmers
Energy Amended and Restated Credit Agreement

SCHEDULE 5.13
SUBSIDIARIES
AND OTHER EQUITY INVESTMENTS
(a) Subsidiaries as of the Amendment Date:

Name	Jurisdiction of Organization	Ownership

OilQuip Rentals, Inc.	Delaware	100% owned by the Borrower

Allis-Chalmers Production Services, Inc. f/k/a Capcoil Tubing Services, Inc. and successor by merger to Downhole Injection Systems, LLC	Texas	100% owned by the Borrower

Allis-Chalmers Rental Tools, Inc. f/k/a Safco-Oil Field Products, Inc. successor by merger to Specialty Rental Tools, Inc., itself successor by merger With Delta Rental Service, Inc.	Texas	100% owned by the Borrower

Allis-Chalmers Tubular Services, Inc.	Texas	100% owned by the Borrower

Strata Directional Technology, Inc.	Texas	100% owned by the Borrower

AirComp, LLC	Delaware	100% owned by the Mountain Compressed Air, Inc.

Mountain Compressed Air, Inc.	Texas	100% owned by OilQuip Rentals, Inc.

Target Energy, Inc.	Delaware	100% owned by the Borrower

Rogers Oil Tool Services, Inc.	Louisiana	100% owned by the Borrower

DLS Drilling Logistics and Services, Corp.	British Virgin Islands	100% owned by the Borrower

Allis-Chalmers GP, LLC	Delaware	100% owned by the Borrower

Allis-Chalmers LP, LLC	Delaware	100% owned by the Borrower

Supplemental Schedule 5.13

First Amendment to Allis-Chalmers
Energy Amended and Restated Credit Agreement

Allis-Chalmers Management LP	Texas	100% general partner interest owned by AC GP and 100% limited partner interest owned by AC LP
(b) Other Equity Investments as of the Amendment Date:
(c) Other Investments as of the Amendment Date:

Supplemental Schedule 5.13

First Amendment to Allis-Chalmers
Energy Amended and Restated Credit Agreement

SCHEDULE 5.22
LEASED LOCATIONS
as of Amendment Date
Borrower
1. Leased office space in Houston, Texas
AirComp
1. Leased site in Grand Junction, Colorado
2. Leased site in Farmington, New Mexico
3. Leased site in Fort Stockton, Texas
4. Leased site in San Angelo, Texas
5. Leased site in Carlsbad, New Mexico
6. Leased site in Denver, Colorado
7. Leased site in Houston, Texas
8. Leased site in Wilburton, Oklahoma
9. Leased site in Granbury, Texas
10. Leased site in Sonora, Texas
AC Tubular
1. Leased site in Buffalo, Texas
2. Leased site in Pearsall, Texas
3. Leased site in Edinburg, Texas
4. Leased site in Lafayette, Louisiana
5. Leased site in Houma, Louisiana
6. Leased site in Corpus Christi, Texas
7. Leased site in Kilgore, Texas
Strata
1. Leased site in Houston, Texas
2. Leased site in Corpus Christi, Texas
3. Leased site in Lafayette, Louisiana
4. Leased site in Oklahoma City, Oklahoma
AC Rental Tools
1. Leased site in Houston, Texas
2. Leased site in Broussard, Louisiana
AC Production Services
1. Leased site in Midland, Texas
2. Leased site in Corpus Christi, Texas
3. Leased site in Carthage, Texas
4. Leased site in Kilgore, Texas
5. Leased site in Cordell, Oklahoma
Rogers Oil Tool Services
1. Leased site in Broussard, Louisiana
2. Leased site in Elk City, Oklahoma
Target Energy, Inc.
1. Leased site in Houston, Texas
Supplemental Schedule 5.22

First Amendment to Allis-Chalmers
Energy Amended and Restated Credit Agreement

SCHEDULE 5.23
MATERIAL AGREEMENTS
as of Amendment Date
1.	Lease Agreement between Materiales y Equipo Petroleo, S.A. de C.V. (Matyep) and Jens’ Oil Field Service, now known as Allis-Chalmers Tubular Services, Inc. dated August 4, 1997

2.	Indenture for Senior Unsecured Notes between Wells Fargo Bank, N.A., as trustee, and Borrower and its Subsidiaries named therein

3.	Stock Purchase Agreement among Bridas International Holdings Ltd., Bridas Central Company, Ltd., Associated Petroleum Investors Limited and Borrower

4.	Strategic Agreement with Pan American Energy (pursuant to which a majority of DLS’ revenues are received)

5.	Drilling Equipment Contract between DLS and Repsol-YPF

6.	Registration Rights Agreement dated January 18, 2006

7.	Insurance Premium Financing Loan and Security Agreement dated May 10, 2005 between Allis-Chalmers Energy Inc. and Flatiron Capital Corp.
Supplemental Schedule 5.23

First Amendment to Allis-Chalmers
Energy Amended and Restated Credit Agreement